Exhibit 99.2

                               FIRST AMENDMENT TO
           MASTER CROSS-PRODUCT NETTING, SETOFF AND SECURITY AGREEMENT

      This First Amendment to Master Cross-Product Netting, Setoff, and Security Agreement dated effective as of May 4, 2001 (this "Amendment"), is made and entered into by and among The New Power Company, a Delaware corporation ("NEWPOWER"), Enron North America Corp., a Delaware corporation ("ENA"), Enron Energy Services, Inc., a Delaware corporation ("EES"), and Enron Power Marketing, Inc., a Delaware corporation ("EPMI").

      WHEREAS, NewPower, ENA, and EES entered into that certain Master Cross-Product Netting, Setoff, and Security Agreement dated effective as of March 14, 2001 (the "MASTER NETTING AGREEMENT")

      WHEREAS, Enron Corp. ("ENRON") provided that certain Enron Guaranty dated March 14, 2001, in favor of NewPower in connection with the Master Netting Agreement;

      WHEREAS, NewPower Holdings, Inc. ("HOLDINGS") provided that certain Holdings Guaranty dated March 14, 2001, in favor of ENA and EES in connection with the Master Netting Agreement;

      WHEREAS, NewPower and EPMI entered into that certain Master Power Purchase & Sale Agreement dated effective as of May 4, 2001 (the "NEWPOWER-EPMI POWER MASTER AGREEMENT") and

      WHEREAS, New Power, ENA, EES, and EPMI desire to include the NewPower-EPMI Power Master Agreement as a part of the Master Netting Agreement in accordance with the terms and provisions hereof, and on the conditions that Enron ratify its Enron Guaranty pursuant to the Ratification of Guaranty hereto attached as EXHIBIT A and that Holdings ratify its Holdings Guaranty pursuant to the Ratification of Guaranty hereto attached as EXHIBIT B.

      NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the parties hereto agree as follows:

                                  I. AMENDMENT

1. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Master Netting Agreement unless otherwise specified.

2. The Master Netting Agreement is hereby amended as follows:

(a) The NewPower-EPMI Power Master Agreement shall be an Underlying Master Agreement and the term Underlying Master Agreements shall include the NewPower-EPMI Power Master Agreement for all purposes.

(b) EPMI shall be an Enron Party and the Enron Parties shall include ENA, EES, and EPMI for all purposes.

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(c) The definition of "Party" set forth in Section 1(b) shall be deleted in its entirety and restated as follows: " 'Party' means NewPower, on the one hand, or ENA, EES, and/or EPMI, on the other hand, as the context indicates."

(d) The following shall be added to the end of Section 12 (b):

If to EPMI:               Enron Power Marketing, Inc.
                          1400 Smith Street
                          Houston, Texas 77002
                          Telephone: (713) 853-1771
                          Facsimile: (713) 646-2443
                          Attention: Power Contract Administration

                          with copies to:

                          Enron Power Marketing, Inc.
                          1400 Smith Street
                          Houston, Texas 77002
                          Telephone: (713) 853-3300
                          Facsimile: (713) 646-4818
                          Attention: Assistant General Counsel, Trading Group

                          and

                          Enron Corp.
                          1400 Smith Street
                          Houston, Texas 77002
                          Telephone: (713) 853-6161
                          Facsimile: (713) 646-2534
                          Attention: Corporate Secretary

3. Each of EPMI, EES, ENA, and NewPower do hereby ratify and confirm the Master Netting Agreement, as hereby amended, in all respects.

                                II. MISCELLANEOUS

1. This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be governed by, and construed, interpreted, and enforced in accordance with, the substantive law of the State of New York (without reference to its choice of law doctrine).

2. Each of ENA, EES, EPMI, and NewPower represents and warrants to the others that (i) it is duly authorized to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary actions to authorize such execution, delivery, and performance, (ii) the person signing this Amendment on its behalf is duly authorized to do so on its behalf, and
(iii) this Amendment constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, conservatorship, receivership, moratorium, or other similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).


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3. Any and all references to the Master Netting Agreement shall hereafter refer to the Master Netting Agreement as amended by this Amendment and as the same may be amended, supplemented, or modified from time to time.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be effective as of the date first stated herein.

                                        ENRON NORTH AMERICA CORP.

                                        By: /s/ William S. Bradford
                                           -------------------------------------
                                        Printed Name: William S. Bradford
                                                     ---------------------------
                                        Title:        VP            [INITIALS]
                                              ----------------------------------


                                        ENRON ENERGY SERVICES, INC.

                                        By: /s/ Mark S. Muller
                                           -------------------------------------
                                        Printed Name: Mark S. Muller
                                                     ---------------------------
                                        Title: President - New Business Ventures
                                              ----------------------------------


                                        THE NEW POWER COMPANY

                                        By: /s/ John D. Ranieri
                                           -------------------------------------
                                        Printed Name: John D. Ranieri
                                                     ---------------------------
                                        Title: VP & Treasurer
                                              ----------------------------------


                                        ENRON POWER MARKETING, INC.

                                        By: /s/ Kevin Presto
                                           -------------------------------------
                                        Printed Name:  Kevin Presto
                                                     ---------------------------
                                        Title:         VP            [INITIALS]
                                              ----------------------------------


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